Exhibit 99.Section 19(a)

EXHIBIT 4: SECTION 19(a) NOTICE TO FUND’S SHAREHOLDERS

TEKLA WORLD HEALTHCARE FUND

Notification of Sources of Distribution

Distribution Paid Date: June 29, 2018

Distribution Amount Per Common Share: $0.1167

The following table sets forth the estimated amounts of the current distribution, paid June 29, 2018, and the cumulative distributions paid this fiscal year-to-date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains, and return of capital or other capital source. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’. All amounts are expressed per common share.

	Current Distribution	Percentage Breakdown of Current Distribution	Total Cumulative Distributions for the Fiscal Year to Date(1)	Percentage Breakdown of the Total Cumulative Distributions for the Fiscal Year to Date(1)
Net Investment Income	$0.0000	0%	$0.2611	25%
Net Realized ST Cap Gains	$0.0000	0%	$0.0648	6%
Net Realized LT Cap Gains	$0.0000	0%	$0.0000	0%
Return of Capital or Other Capital Source	$0.1167	100%	$0.7244	69%
TOTAL (per common share):	$0.1167	100%	$1.0503	100%

The table below includes information relating to the Fund’s performance based on its NAV for certain periods.

Average annual total return at NAV for the period from inception through May 31, 2018(2)	-0.67%
Annualized current distribution rate expressed as a percentage of NAV as of May 31, 2018	9.90%
Cumulative total return at NAV for the fiscal year, through May 31, 2018(3)	-2.50%
Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of May 31, 2018(1)	7.43%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy.

The composition of this and subsequent distribution may vary from month to month because it may be materially impacted by future realized gains and losses on securities. The aggregate of the net unrealized depreciation of portfolio securities and net realized losses on sale of securities is -$108,105,134, of which $103,982,673 represents net unrealized depreciation of portfolio securities.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

(1)         The Fund’s current fiscal year began on October 1, 2017.

(2)         Inception date was June 26, 2015, which is the date of the initial public offering.

(3)         Cumulative total return at NAV is the percentage change in the Fund’s NAV and includes all distributions and assumes the reinvestment of those distributions for the period of September 30, 2017 through May 31, 2018.

Tekla World Healthcare Fund

CUSIP: 87911L108

www.teklacap.com

Tekla Capital Management LLC

100 Federal Street, 19th Floor

Boston, Massachusetts 02110

617-772-8500

Fax: 617-772-8577

TEKLA WORLD HEALTHCARE FUND

Notification of Sources of Distribution

Distribution Paid Date: July 31, 2018

Distribution Amount Per Common Share: $0.1167

The following table sets forth the estimated amounts of the current distribution, paid July 31, 2018, and the cumulative distributions paid this fiscal year-to-date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains, and return of capital or other capital source. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’. All amounts are expressed per common share.

	Current Distribution	Percentage Breakdown of Current Distribution	Total Cumulative Distributions for the Fiscal Year to Date(1)	Percentage Breakdown of the Total Cumulative Distributions for the Fiscal Year to Date(1)
Net Investment Income	$0.0000	0%	$0.2611	22%
Net Realized ST Cap Gains	$0.0000	0%	$0.0648	6%
Net Realized LT Cap Gains	$0.0000	0%	$0.0000	0%
Return of Capital or Other Capital Source	$0.1167	100%	$0.8411	72%
TOTAL (per common share):	$0.1167	100%	$1.1670	100%

The table below includes information relating to the Fund’s performance based on its NAV for certain periods.

Average annual total return at NAV for the period from inception through June 30, 2018(2)	-0.36%
Annualized current distribution rate expressed as a percentage of NAV as of June 30, 2018	9.90%
Cumulative total return at NAV for the fiscal year, through June 30, 2018(3)	-1.62%
Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of June 30, 2018(1)	8.25%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy.

The composition of this and subsequent distribution may vary from month to month because it may be materially impacted by future realized gains and losses on securities. The aggregate of the net unrealized depreciation of portfolio securities and net realized losses on sale of securities is -$98,510,402, of which $94,623,259 represents net unrealized depreciation of portfolio securities.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

(1)         The Fund’s current fiscal year began on October 1, 2017.

(2)         Inception date was June 26, 2015, which is the date of the initial public offering.

(3)         Cumulative total return at NAV is the percentage change in the Fund’s NAV and includes all distributions and assumes the reinvestment of those distributions for the period of September 30, 2017 through June 30, 2018.

Tekla World Healthcare Fund

CUSIP: 87911L108

www.teklacap.com

Tekla Capital Management LLC

100 Federal Street, 19th Floor

Boston, Massachusetts 02110

617-772-8500

Fax: 617-772-8577

TEKLA WORLD HEALTHCARE FUND

Notification of Sources of Distribution

Distribution Paid Date: August 31, 2018

Distribution Amount Per Common Share: $0.1167

The following table sets forth the estimated amounts of the current distribution, paid August 31, 2018, and the cumulative distributions paid this fiscal year-to-date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains, and return of capital or other capital source. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’. All amounts are expressed per common share.

	Current Distribution	Percentage Breakdown of Current Distribution	Total Cumulative Distributions for the Fiscal Year to Date(1)	Percentage Breakdown of the Total Cumulative Distributions for the Fiscal Year to Date(1)
Net Investment Income	$0.0000	0%	$0.2611	20%
Net Realized ST Cap Gains	$0.0000	0%	$0.0648	5%
Net Realized LT Cap Gains	$0.0000	0%	$0.0000	0%
Return of Capital or Other Capital Source	$0.1167	100%	$0.9578	75%
TOTAL (per common share):	$0.1167	100%	$1.2837	100%

The table below includes information relating to the Fund’s performance based on its NAV for certain periods.

Average annual total return at NAV for the period from inception through July 31, 2018(2)	1.62%
Annualized current distribution rate expressed as a percentage of NAV as of July 31, 2018	9.40%
Cumulative total return at NAV for the fiscal year, through July 31, 2018(3)	4.50%
Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of July 31, 2018(1)	8.62%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy.

The composition of this and subsequent distribution may vary from month to month because it may be materially impacted by future realized gains and losses on securities. The aggregate of the net unrealized depreciation of portfolio securities and net realized losses on sale of securities is -$82,977,607, of which $78,289,438 represents net unrealized depreciation of portfolio securities.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

(1)         The Fund’s current fiscal year began on October 1, 2017.

(2)         Inception date was June 26, 2015, which is the date of the initial public offering.

(3)         Cumulative total return at NAV is the percentage change in the Fund’s NAV and includes all distributions and assumes the reinvestment of those distributions for the period of September 30, 2017 through July 31, 2018.

Tekla World Healthcare Fund

CUSIP: 87911L108

www.teklacap.com

Tekla Capital Management LLC

100 Federal Street, 19th Floor

Boston, Massachusetts 02110

617-772-8500

Fax: 617-772-8577

TEKLA WORLD HEALTHCARE FUND

Notification of Sources of Distribution

Distribution Paid Date: September 28, 2018

Distribution Amount Per Common Share: $0.1167

The following table sets forth the estimated amounts of the current distribution, paid September 28, 2018, and the cumulative distributions paid this fiscal year-to-date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains, and return of capital or other capital source. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’. All amounts are expressed per common share.

	Current Distribution	Percentage Breakdown of Current Distribution	Total Cumulative Distributions for the Fiscal Year to Date(1)	Percentage Breakdown of the Total Cumulative Distributions for the Fiscal Year to Date(1)
Net Investment Income	$0.0000	0%	$0.2611	19%
Net Realized ST Cap Gains	$0.0000	0%	$0.0648	5%
Net Realized LT Cap Gains	$0.0000	0%	$0.0000	0%
Return of Capital or Other Capital Source	$0.1167	100%	$1.0745	76%
TOTAL (per common share):	$0.1167	100%	$1.4004	100%

The table below includes information relating to the Fund’s performance based on its NAV for certain periods.

Average annual total return at NAV for the period from inception through August 31, 2018(2)	2.88%
Annualized current distribution rate expressed as a percentage of NAV as of August 31, 2018	9.11%
Cumulative total return at NAV for the fiscal year, through August 31, 2018(3)	8.83%
Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of August 31, 2018(1)	9.11%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy.

The composition of this and subsequent distribution may vary from month to month because it may be materially impacted by future realized gains and losses on securities. The aggregate of the net unrealized depreciation of portfolio securities and net realized gains on sale of securities is -$77,621,988, of which $88,744,027 represents net unrealized depreciation of portfolio securities.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

(1)         The Fund’s current fiscal year began on October 1, 2017.

(2)         Inception date was June 26, 2015, which is the date of the initial public offering.

(3)         Cumulative total return at NAV is the percentage change in the Fund’s NAV and includes all distributions and assumes the reinvestment of those distributions for the period of September 30, 2017 through August 31, 2018.

Tekla World Healthcare Fund

CUSIP: 87911L108

www.teklacap.com

Tekla Capital Management LLC

100 Federal Street, 19th Floor

Boston, Massachusetts 02110

617-772-8500

Fax: 617-772-8577

TEKLA WORLD HEALTHCARE FUND

Notification of Sources of Distribution

Distribution Paid Date: October 31, 2018

Distribution Amount Per Common Share: $0.1167

The following table sets forth the estimated amounts of the current distribution, paid October 31, 2018, and the cumulative distributions paid this fiscal year-to-date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains, and return of capital or other capital source. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’. All amounts are expressed per common share.

	Current Distribution	Percentage Breakdown of Current Distribution	Total Cumulative Distributions for the Fiscal Year to Date(1)	Percentage Breakdown of the Total Cumulative Distributions for the Fiscal Year to Date(1)
Net Investment Income	$0.0000	0%	$0.0000	0%
Net Realized ST Cap Gains	$0.0000	0%	$0.0000	0%
Net Realized LT Cap Gains	$0.0000	0%	$0.0000	0%
Return of Capital or Other Capital Source	$0.1167	100%	$0.1167	100%
TOTAL (per common share):	$0.1167	100%	$0.1167	100%

The table below includes information relating to the Fund’s performance based on its NAV for certain periods.

Average annual total return at NAV for the period from inception through September 30, 2018(2)	2.76%
Annualized current distribution rate expressed as a percentage of NAV as of September 30, 2018	9.20%
Cumulative total return at NAV for the fiscal year, through September 30, 2018(3)	8.66%
Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of September 30, 2018(1)	0.77%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy.

The composition of this and subsequent distribution may vary from month to month because it may be materially impacted by future realized gains and losses on securities. The aggregate of the net unrealized depreciation of portfolio securities and net realized losses on sale of securities is -$123,566,081, of which $122,417,705 represents net unrealized depreciation of portfolio securities.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

(1)         The Fund’s current fiscal year began on October 1, 2018.

(2)         Inception date was June 26, 2015, which is the date of the initial public offering.

(3)         Cumulative total return at NAV is the percentage change in the Fund’s NAV and includes all distributions and assumes the reinvestment of those distributions for the period of September 30, 2017 through September 30, 2018.

Tekla World Healthcare Fund

CUSIP: 87911L108

www.teklacap.com

Tekla Capital Management LLC

100 Federal Street, 19th Floor

Boston, Massachusetts 02110

617-772-8500

Fax: 617-772-8577

TEKLA WORLD HEALTHCARE FUND

Notification of Sources of Distribution

Distribution Paid Date: November 30, 2018

Distribution Amount Per Common Share: $0.1167

The following table sets forth the estimated amounts of the current distribution, paid November 30, 2018, and the cumulative distributions paid this fiscal year-to-date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains, and return of capital or other capital source. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’. All amounts are expressed per common share.

	Current Distribution	Percentage Breakdown of Current Distribution	Total Cumulative Distributions for the Fiscal Year to Date(1)	Percentage Breakdown of the Total Cumulative Distributions for the Fiscal Year to Date(1)
Net Investment Income	$0.0366	31%	$0.0366	16%
Net Realized ST Cap Gains	$0.0000	0%	$0.0000	0%
Net Realized LT Cap Gains	$0.0000	0%	$0.0000	0%
Return of Capital or Other Capital Source	$0.0801	69%	$0.1968	84%
TOTAL (per common share):	$0.1167	100%	$0.2334	100%

The table below includes information relating to the Fund’s performance based on its NAV for certain periods.

Average annual total return at NAV for the period from inception through October 31, 2018(2)	0.74%
Annualized current distribution rate expressed as a percentage of NAV as of October 31, 2018	9.89%
Cumulative total return at NAV for the fiscal year, through October 31, 2018(3)	-6.20%
Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of October 31, 2018(1)	1.65%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy.

The composition of this and subsequent distribution may vary from month to month because it may be materially impacted by future realized gains and losses on securities. The aggregate of the net unrealized depreciation of portfolio securities and net realized losses on sale of securities is -$116,773,322, of which $112,021,528 represents net unrealized depreciation of portfolio securities.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

(1)         The Fund’s current fiscal year began on October 1, 2018.

(2)         Inception date was June 26, 2015, which is the date of the initial public offering.

(3)         Cumulative total return at NAV is the percentage change in the Fund’s NAV and includes all distributions and assumes the reinvestment of those distributions for the period of September 30, 2018 through October 31, 2018.

Tekla World Healthcare Fund

CUSIP: 87911L108

www.teklacap.com

Tekla Capital Management LLC

100 Federal Street, 19th Floor

Boston, Massachusetts 02110

617-772-8500

Fax: 617-772-8577